Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 17,646	$ 16,296
Accruals, reserves and others	757	198
Tax credits	1,900	1,807
Capitalized R&D	479	0
Total deferred tax assets	20,782	18,301
Deferred tax liabilities:
Property and equipment	(85)	(323)
Total deferred tax liabilities	(85)	(323)
Less: valuation allowance	20,697	17,978
Net deferred taxes	$ 0	$ 0